EXHIBIT 99.1

WCA Waste Corporation Announces Second Quarter Results

Reports Higher Operating Income and Margins

HOUSTON, July 29, 2009 (GLOBE NEWSWIRE) -- WCA Waste Corporation (Nasdaq:WCAA) announced today financial results for the second quarter ended June 30, 2009. Revenue for the quarter was $50.2 million compared to $52.7 million for the same period last year. Operating income was $6.7 million compared to $6.5 million for the comparable quarter last year. For the quarter ended June 30, 2009, net loss available to common stockholders was $0.2 million, or $0.01 per share. Excluding the non-operational impact of the interest rate swap, the non-cash tax impact of vested restricted shares and the non-recurring expenses associated with a terminated transaction, net income available to common stockholders would have been $0.3 million, or $0.02 per share. For the same period last year, the Company reported net income available to common stockholders of $1.9 million, or $0.11 per share. Excluding the non-operational impact of the interest rate swap, the non-cash tax impact of vested restricted shares and loss on early disposition of note receivable, net income available to common shareholders would have been $0.2 million, or $0.01 per share, for the three months ended June 30, 2008. Please refer to the attached tables below for reconciliation between net income (loss) available to common stockholders and adjusted net income (loss) available to common stockholders.

For the six months ended June 30, 2009, revenue was $98.4 million compared to $101.6 million for the same period last year. Implementation of cost reduction measures combined with lower fuel costs increased operating income by 13.9% over the same period last year. Operating income was $13.2 million, or 13.4% of revenue, for the six months ended June 30, 2009 compared to $11.6 million, or 11.4% of revenue, for the six months ended June 30, 2008.

Tom Fatjo, Chairman of WCA Waste Corporation, stated, "We are pleased with our operating results reported for the quarter. After excluding the non-operational expenses, EBITDA was $13.9 million, or 27.6% of revenue, for the second quarter of 2009 as compared to $13.6 million, or 25.7% of revenue, for the same period in 2008. The higher EBITDA margin was achieved even though revenue was down $2.6 million quarter over quarter. We are excited about several new prospective contracts and acquisition opportunities that exist both in our current footprint and in new market areas."

WCA Waste Corporation is an integrated company engaged in the transportation, processing and disposal of non-hazardous solid waste. The Company's operations currently consist of 24 landfills, 23 transfer stations/material recovery facilities and 26 collection operations located throughout Alabama, Arkansas, Colorado, Florida, Kansas, Missouri, New Mexico, North Carolina, Oklahoma, South Carolina, Tennessee and Texas. The Company's common stock is traded on the NASDAQ Global Market under the symbol "WCAA."

The WCA Waste Corporation logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=1736

RISK FACTORS AND CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

This press release and other communications, such as conference calls, presentations, statements in public filings, other press releases, include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Forward-looking statements generally include discussions and descriptions other than historical information. The forward-looking statements made herein are only made as of the date of this press release and we undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Our results will be subject to a number of operational and other risks, including the following: general economic conditions have impacted and may continue to impact our business; we may not be successful in expanding the permitted capacity of our current or future landfills; our business is capital intensive, requiring ongoing cash outlays that may strain or consume our available capital; increases in the costs of disposal, labor and fuel could reduce operating margins; increases in costs of insurance or failure to maintain full coverage could reduce operating income; we may be unable to obtain financial assurances necessary for our operations; we are subject to environmental and safety laws, which restrict our operations and increase our costs, and may impose significant unforeseen liabilities; we compete with large companies and municipalities with greater financial and operational resources, and we also compete with alternatives to landfill disposal; covenants in our credit facilities and the instruments governing our other indebtedness may limit our ability to grow our business and make capital expenditures; changes in interest rates may affect our results of operations; a downturn in U.S. economic conditions or the economic conditions in our markets may have an adverse impact on our business and results of operations; our success depends on key members of our senior management, the loss of any of whom could disrupt our customer and business relationships and our operations; and we are subject to risks with respect to our acquisition activities.

We describe these and other risks in greater detail in the sections entitled "Risk Factors" and "--Cautionary Statement about Forward-Looking Statements" included in our Form 10-K for the year ended December 31, 2008, to which we refer you for additional information.

 WCA -- 2nd Quarter 2009 Earnings Release Information

                        WCA Waste Corporation
            Condensed Consolidated Statements of Operations
               (In thousands, except per share amounts)
                             (Unaudited)

                                Three Months Ended   Six Months Ended
                                     June 30,            June 30,
                                ------------------  ------------------
                                  2009      2008      2009      2008
                                --------  --------  --------  --------

 Revenue                        $ 50,174  $ 52,746  $ 98,364  $101,583
 Expenses:
  Cost of services                33,184    36,581    65,121    70,634
  Depreciation and amortization    6,841     6,909    13,373    13,400
  Non-recurring expenses
   associated with a terminated
   transaction                       259        --       259        --
  General and administrative       3,145     2,705     6,395     5,943
                                --------  --------  --------  --------
                                  43,429    46,195    85,148    89,977
                                --------  --------  --------  --------
 Operating income                  6,745     6,551    13,216    11,606
 Other income (expense):
  Interest expense, net           (4,555)   (4,609)   (9,014)   (9,143)
  Impact of interest rate swap      (465)    3,693      (843)     (907)
  Other                               16      (233)       45      (232)
                                --------  --------  --------  --------
                                  (5,004)   (1,149)   (9,812)  (10,282)
                                --------  --------  --------  --------

 Income before income taxes        1,741     5,402     3,404     1,324
 Income tax provision               (908)   (2,526)   (2,007)     (800)
                                --------  --------  --------  --------
 Net income                          833     2,876     1,397       524
 Accrued payment-in-kind
  dividend on preferred stock     (1,062)   (1,011)   (2,116)   (2,016)
                                --------  --------  --------  --------
 Net income (loss) available to
  common stockholders           $   (229) $  1,865  $   (719) $ (1,492)
                                ========  ========  ========  ========

 PER SHARE DATA (Basic and
  diluted):
 Net income (loss) available to
  common stockholders
 - Basic                        $  (0.01) $   0.11  $  (0.05) $  (0.09)
                                ========  ========  ========  ========
 - Diluted                      $  (0.01) $   0.11  $  (0.05) $  (0.09)
                                ========  ========  ========  ========

 WEIGHTED AVERAGE SHARES
  OUTSTANDING (Basic)             15,810    16,479    15,776    16,515
                                --------  --------  --------  --------
 WEIGHTED AVERAGE SHARES
  OUTSTANDING (Diluted)           15,810    16,956    15,776    16,552
                                --------  --------  --------  --------

                     Non-GAAP Financial Measures
 ---------------------------------------------------------------------

 Our management evaluates our performance based on non-GAAP measures, of which the primary performance measure is EBITDA. EBITDA consists of earnings (net income or loss) available to common stockholders before preferred stock dividend, interest expense (including write-off of deferred financing costs and debt discount), impact of interest rate swap agreements, income tax expense, depreciation and amortization, impairment of goodwill, net (gain) loss on early disposition of notes receivable/payable, and non-recurring expenses associated with a terminated transaction. We also use these same measures when evaluating potential acquisition candidates.

   We believe EBITDA is useful to an investor in evaluating our operating performance because:
 * it is widely used by investors in our industry to measure a company's operating performance without regard to items such as interest expense, depreciation and amortization, which can vary substantially from company to company depending upon accounting methods and book value of assets, financing methods, capital structure and the method by which assets were acquired;
 * it helps investors more meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest charges from our outstanding debt and the impact of our interest rate swap agreements and payment-in-kind dividend) and asset base
   (primarily depreciation and amortization of our landfills and vehicles) from our operating results; and
 * it helps investors identify items that are within our operational control. Depreciation charges, while a component of operating income, are fixed at the time of the asset purchase in accordance with the depreciable lives of the related asset and as such are not a directly controllable period operating charge.

   Our management uses EBITDA:
 * as a measure of operating performance because it assists us in comparing our performance on a consistent basis as it removes the impact of our capital structure and asset base from our operating results;
 * as one method to estimate a purchase price (often expressed as a multiple of EBITDA) for solid waste companies we intend to acquire. The appropriate EBITDA multiple will vary from acquisition to acquisition depending on factors such as the size of the operation, the type of operation, the anticipated growth in the market, the strategic location of the operation in its market as well as other considerations;
 * in presentations to our board of directors to enable them to have the same consistent measurement basis of operating performance used by management;
 * as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations;
 * in evaluations of field operations since it represents operational performance and takes into account financial measures within the control of the field operating units;
 * as a component of incentive cash bonuses paid to our executive officers and other employees;
 * to assess compliance with financial ratios and covenants included in our credit agreements; and
 * in communications with investors, lenders, and others concerning our financial performance.

 The following presents a reconciliation of net income (loss)
 available to common stockholders to our total EBITDA (in thousands):

                                Three Months Ended   Six Months Ended
                                     June 30,            June 30,
                                ------------------  ------------------
                                  2009      2008      2009      2008
                                --------  --------  --------  --------

 Net income (loss) available to
  common stockholders           $   (229) $  1,865  $   (719) $ (1,492)
 Accrued payment-in-kind
  dividend on preferred stock      1,062     1,011     2,116     2,016
 Depreciation and amortization     6,841     6,909    13,373    13,400
 Non-recurring expenses
  associated with a terminated
  transaction                        259        --       259        --
 Interest expense, net             4,555     4,609     9,014     9,143
 Impact of interest rate swap        465    (3,693)      843       907
 Loss on early disposition of
  note receivable                     --       326        --       326
 Income tax provision                908     2,526     2,007       800
                                --------  --------  --------  --------
 Total EBITDA                   $ 13,861  $ 13,553  $ 26,893  $ 25,100
                                ========  ========  ========  ========
 As a percentage of revenue         27.6%     25.7%     27.3%     24.7%

 The following table presents a reconciliation of net income (loss)
 available to common stockholders to adjusted net income (loss)
 available to common stockholders to exclude impact of interest rate swap agreements, non-recurring expenses associated with a terminated transaction, loss on early disposition of note receivable, and tax impact of vested restricted shares (in thousands, except per share amounts). Management believes that this non-GAAP measure is useful to an investor because the excluded items are not representative of our on-going operational performance. Per share information of the adjusted net income (loss) available to common stockholders is also shown below:

 Adjusted net income (loss)
 available to common
 stockholders to exclude impact
 of interest rate swap
 agreements, non-recurring
 expenses associated with a
 terminated transaction, loss
 on early disposition of note   Three Months Ended   Six Months Ended
 receivable, tax impact of           June 30,            June 30,
 vested restricted shares:      ------------------  ------------------
                                  2009      2008      2009      2008
                                --------  --------  --------  --------

 Net income (loss) available to
  common stockholders           $   (229) $  1,865  $   (719) $ (1,492)
 Impact of interest rate swap,
  net of tax                         283    (1,945)      504       534
 Non-recurring expenses
  associated with a terminated
  transaction, net of tax            157        --       157        --
 Loss on early disposition of
  note receivable, net of tax         --       194        --       194
 Tax impact of vested restricted
  shares                              93        55       470       158
                                --------  --------  --------  --------
 Adjusted net income (loss)
  available to common
  stockholders                  $    304  $    169  $    412  $   (606)
                                ========  ========  ========  ========

 PER SHARE DATA (Basic and
  diluted):
 Net income (loss) available to
  common stockholders           $  (0.01) $   0.11  $  (0.05) $  (0.09)
 Impact of interest rate swap,
  net of tax                        0.01     (0.12)     0.04      0.03
 Non-recurring expenses
  associated with a terminated
  transaction, net of tax           0.01        --      0.01        --
 Loss on early disposition of
  note receivable, net of tax         --      0.01        --      0.01
 Tax impact of vested restricted
  shares                            0.01      0.01      0.03      0.01
                                --------  --------  --------  --------
 Adjusted net income (loss)
  available to common
  stockholders to exclude impact
  of interest rate swap
  agreements, non-recurring
  expenses associated with a
  terminated transaction, loss
  on early disposition of note
  receivable, tax impact of
  vested restricted shares:
 - Basic                        $   0.02  $   0.01  $   0.03  $  (0.04)
                                ========  ========  ========  ========
 - Diluted                      $   0.02  $   0.01  $   0.03  $  (0.04)
                                ========  ========  ========  ========
 WEIGHTED AVERAGE SHARES
  OUTSTANDING (Basic)             15,810    16,479    15,776    16,515
                                --------  --------  --------  --------
 WEIGHTED AVERAGE SHARES
  OUTSTANDING (Diluted)           15,831    16,553    15,827    16,552
                                --------  --------  --------  --------

 These non-GAAP measures may not be comparable to similarly titled measures employed by other companies and are not measures of performance calculated in accordance with GAAP. They should not be considered in isolation or as substitutes for operating income, net income or loss, cash flows provided by operating, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

                       Supplemental Disclosures
 ---------------------------------------------------------------------
           (Dollars in millions unless otherwise indicated)

                                 Six Months Ended    Six Months Ended
                                   June 30, 2009       June 30, 2008
                                ------------------  ------------------
 Revenue Breakdown:
  Collection                    $   63.4     54.2%  $   63.8     51.5%
  Disposal                          35.6     30.4%      37.4     30.3%
  Transfer                          13.6     11.6%      15.5     12.5%
  Other                              4.4      3.8%       7.1      5.7%
                                --------  --------  --------  --------
    Total                          117.0    100.0%     123.8    100.0%
  Intercompany eliminations        (18.6)              (22.2)
                                --------            --------
    Total reported revenue      $   98.4            $  101.6
                                ========            ========

 Internalization of Disposal:
 Six months ended June 30, 2009     68.9%

 ---------------------------------------------------------------------

                                Three Months Ended   Six Months Ended
                                   June 30, 2009       June 30, 2009
                                     vs. 2008            vs. 2008
                                ------------------  ------------------
 Revenue Growth (Decline):
  Volume                        $  (3.6)   -6.9%(a) $  (7.9)   -7.8%(a)
  Price                             1.1     2.2%(a)     3.4     3.4%(a)
  Fuel surcharge                   (1.7)   -3.3%(a)    (2.0)   -2.0%(a)
  Acquisitions                      1.6     3.1%(a)     3.3     3.2%(a)
                                --------  ------    --------  ------
    Total revenue growth
     (decline)                  $  (2.6)   -4.9%(a) $  (3.2)   -3.2%(a)
                                ========            ========

 (a) Percentages are calculated based on dollar amounts rounded in thousands.

 ---------------------------------------------------------------------

                                                       June 30, 2009
                                                     -----------------
 Debt-to-Capitalization:
   Long-term debt including current maturities           $  209.4
   Total equity including preferred stock                   141.6
                                                         ---------
     Total capitalization                                $  351.0
                                                         =========

       Debt-to-total capitalization                          59.7%

 Net Debt-to-Capitalization:

   Long-term debt including current maturities           $  209.4
   Cash on hand                                             (11.1)
                                                         ---------
   Net debt                                                 198.3
   Total equity including preferred stock                   141.6
                                                         ---------
     Total capitalization                                $  339.9
                                                         =========

       Net debt-to-total capitalization                      58.3%

CONTACT:  WCA Waste Corporation
          Tommy Fatjo
          713-292-2400
          Houston, Texas